UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 10, 2015

Orbital ATK, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-10582	41-1672694
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

45101 Warp Drive Dulles, Virginia	20166
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (703) 406-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a)                                 On March 10, 2015, the Board of Directors of Orbital ATK, Inc. (“Orbital ATK” or the “Company”) approved an amendment and restatement of Orbital ATK’s Bylaws. The primary purposes of the amendments to the Bylaws were to:

•                                          change the voting standard in uncontested elections of directors from plurality voting to majority voting with a resignation policy, consistent with current best practices of public companies (including the practice of Orbital Sciences Corporation before its merger with the Aerospace and Defense Groups of Alliant Techsystems Inc. (ATK) on February 9, 2015);

•                                          add a provision designating the Delaware Court of Chancery as the exclusive forum for all actions (i) made in the name of Orbital ATK, (ii) claiming a breach of fiduciary duty, (iii) brought under Delaware law or (iv) governed by the internal affairs doctrine, unless Orbital ATK consents in writing to the selection of an alternative forum;

•                                          extend the advance notice cut-off date for stockholder director nominations and other proposals by shifting the 30-day notice period from 60-90 days’ notice from the anniversary of the Company’s mailing of proxy materials for the prior year’s annual meeting of stockholders to 90-120 days’ notice from the anniversary of the prior year’s annual meeting of stockholders, and also include additional customary informational requirements for stockholders who nominate directors or submit other proposals;

•                                          adding procedures for stockholder actions by written consent, including procedures for setting the record date for determining stockholders entitled to consent to corporate action in writing without a meeting; and

•                                          make other technical edits, primarily to reflect developments in the Delaware General Corporation Law and current practices of public companies.

These descriptions are summaries and are qualified in their entirety by the Amended and Restated Bylaws, which are filed as Exhibit 3.1 to this Form 8-K.

(b)                                 On March 10, 2015, the Orbital ATK Board of Directors approved a change in Orbital ATK’s fiscal year to a fiscal year beginning on January 1 and ending on December 31 of each year, beginning January 1, 2016.  Orbital ATK’s current fiscal year will end on March 31, 2015, and the transition period of April 1, 2015 to December 31, 2015 will be reported on a Form 10-K.

Item 5.05.                Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On March 10, 2015, the Governance Committee of the Board of Directors of Orbital ATK approved Orbital ATK’s revised Code of Ethics and Business Conduct (the “Code”).  The revised Code amended, restated and replaced the prior Code and applies to all of Orbital ATK’s employees, including all officers, and members of Orbital ATK’s Board of Directors.  The revised Code reflects the integrated ethics and compliance program of Orbital ATK following the merger of Orbital Sciences Corporation with the Aerospace and Defense Groups of Alliant Techsystems Inc. (ATK) on February 9, 2015.  The text of Orbital ATK’s Code is filed as Exhibit 14.1 to this Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit No.	Description
3.1	Bylaws of Orbital ATK, Inc., as Amended and Restated Effective March 10, 2015.
14.1	Orbital ATK, Inc. Code of Ethics and Business Conduct.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORBITAL ATK, INC.

By:	/s/ Thomas E. McCabe

Name:	Thomas E. McCabe
Title:	Senior Vice President, General Counsel and Secretary

Date: March 16, 2015